Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Nos. 333-249784 and 811-23615

JOHCM Funds Trust

TSW Emerging Markets Fund

Institutional Shares, Advisor Shares, Investor Shares, Class Z Shares

Supplement dated December 21, 2021 to the Prospectus and Statement of Additional Information

dated October 25, 2021 as revised from time to time

Effective immediately:

The disclosure on the cover pages of the Prospectus and Statement of Additional Information indicating Institutional Shares of TSW Emerging Markets Fund are “not currently offered” is revised and replaced with the ticker “TSWMX.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE